[GRAPHIC OMITTED]
                                       HGK

                               FIXED INCOME FUND
                               EQUITY VALUE FUND

                          ANNUAL REPORT TO SHAREHOLDERS

                             AS OF OCTOBER 31, 2000

                THIS INFORMATION MUST BE PRECEDED OR ACCOMPANIED
                 BY A CURRENT PROSPECTUS FOR THE FUND DESCRIBED.

              MANAGER'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

INVESTMENT OBJECTIVES

The HGK Fixed Income Fund seeks total return through current income and capital appreciation consistent with the preservation of capital. The Fund's goal is to outperform the Lehman U.S. Government/ Credit Index while taking less risk. HGK controls risk by maintaining a relatively duration-neutral posture versus the Index, while adding value through over-weighting particular sectors or areas of the yield curve. The Fund invests primarily in U.S. Government securities, investment-grade corporate bonds, and asset-backed securities.

PERFORMANCE SUMMARY

The HGK Fixed Income Fund produced a total return of 3.26% and 3.58% for the 6 month and 1 year period ending October 31, 2000, respectively versus a total return of 5.54% and 7.11%, respectively for the Lehman U.S. Government/Credit Index.

REVIEW

During the period ended October 31, the fixed income markets have been meaningfully affected by: 1) price volatility in the equity markets, 2) the Federal Reserve's continuing battle against the threat of inflation, and 3) the Treasury buyback of longer dated securities. Equity market volatility created demand for Treasury securities as investors looked for a safe haven for their money until stocks once again could demonstrate the ability to rise, driven by such basic measures as earnings and rational valuations. Countering the increased demand for Treasuries, the Fed's hawkish attitude towards inflation combined with the technical impact of the Treasury buyback of longer dated bonds has caused a significant inversion the yield curve. This inversion of the yield curve severely reduces the risk tolerance of fixed income investors. The positive carry normally associated with bonds disappears as short rates rise in response to Fed tightening. The resulting lack of demand for all spread products caused a significant widening of spreads versus Treasuries. Additionally, individual credits (i.e. Conseco, Service, Owens Corning) that have disappointed investors have been punished severely and have significantly impacted the performance of many fixed income portfolios.

OUTLOOK

The Fed appears to be on hold for the remainder of 2000. Many Fed watchers are beginning to believe a rate cut is likely in the first quarter of 2001 as the possibility of a hard landing (flat or negative GDP growth) or a recession (two or more quarters of negative GDP growth) increases. High oil prices, tensions in the Middle East, volatility in the domestic equity markets, and previous rate increases by the Fed are all contributing to an anticipated slowdown in consumer spending. On the opposite side of the macro economic equation, GDP growth is in the 3.5% to 4.0% range; the unemployment rate is just 4.0%, core inflation is at 2.5% and the Fed continues to maintain a bias towards raising rates. Considering all of the above, we believe the next move by the Fed is more likely to be a rate cut than a rate hike. However, we believe it is unlikely rates will be cut prior to the second quarter of 2001. Based on the above, we do not foresee any significant recovery in corporate spreads over the next three to six months. In fact we are concerned that any economic slowdown will cause credit spreads to widen even further versus Treasuries. Considering this, we have reduced exposure to BBB-rated Corporates and upgraded overall credit quality by increasing exposure to Treasuries, Agencies, and Mortgage-backed securities.

              MANAGER'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

INVESTMENT OBJECTIVES

The HGK Equity Value Fund seeks to achieve long-term capital appreciation by investing primarily in large capitalization U.S. stocks that exhibit value characteristics. The Fund's goal is to outperform the overall market over an entire market cycle and outperform the Wilshire Target Large Value Index over shorter periods. A secondary objective is lower-than-market volatility, which may be achieved through broad sector diversification.

PERFORMANCE SUMMARY

For the six month and one year period ending October 31, 2000, the Fund returned 3.21% and 3.79%, respectively. The Fund's performance benchmark, the Wilshire Target Large Value Index, posted a return of 10.66% and 5.52%, respectively over the same periods. The S&P 500 Composite Index was down -1.03% for the six months ending October 31, 2000. This performance reflects a reversal from the last shareholder report, when the Fund exceeded the benchmark, but trailed the broader market.

REVIEW

After five consecutive years of double digit returns for the S&P 500 Composite Index it appears the string will be broken. The year 2000 may provide negative stock market returns for the first time since 1990. Hardest hit of the major averages has been the Technology-laden NASDAQ market whose sharp declines year to date threaten to wipe out last years stunning gains. This year may turn out to be an aberration or it could signal the end of the long-standing bull market of the past decade. We think the answer lies somewhere in between.

The economic and investment climate is changing. Interest rates have little room to decline meaningfully from present levels. The magnitude of productivity gains is diminishing. Inflation benefits from global price competition are waning. Central Banks including the Federal Reserve appear reluctant to ease in the face of a slowing economic growth. Debt growth that has financed much of the growth, particularly in Technology and specifically with Telecommunication is becoming a troublesome problem bordering on a crisis. Plunging stock prices are destroying wealth at least on paper, creating the potential for a negative effect on consumer confidence and spending. Finally, the Presidential Election fiasco added additional uncertainty to the markets.

OUTLOOK

Some of these above-mentioned factors will have a significant and long lasting impact on the stock market. Other factors will have only a transitory effect. We expect the stock market to continue to be plagued by excessive volatility and price swings as we enter next year. Our opinion is that returns should regress more toward their historical average of 8%-10% not the +28% of the past five years. The significant investment theme, however, will be the rediscovery of "Value Investing". Today's outrageous valuation measures such as multiples of revenue, page views, eyeballs and hits will once again be replaced by earnings, assets and cash flow metrics. Technology as a percentage of the S&P 500 Composite Index should continue to decrease allowing for a broadening of market participation as investment monies flow into overlooked sectors. Our key investment theme going forward will be to focus on old economy companies who are benefiting from the application and integration of technology and the Internet. This will enable them to leverage their sales and earnings as efficiency flows to the bottom line as their cost fall. The ultimate result should be higher levels of profitability and less cyclicality of earnings resulting in higher valuations and significant price appreciation for their shares.

   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HGK FIXED
           INCOME FUND VERSUS THE LEHMAN U.S. GOVERNMENT/CREDIT INDEX

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            HGK Fixed Income Fund         Lehman Government/Corporate Index
11/30/94         $10,000                                $10,000
10/31/95         $11,500                                $11,637
10/31/96         $11,991                                $12,264
10/31/97         $13,006                                $13,344
10/31/98         $13,787                                $14,715
10/31/99         $13,853                                $14,618
10/31/00         $14,349                                $15,647



                     Total Return(1)
--------------------------------------------------------------------------------
              Annualized      Annualized      Annualized
  One-Year      3-Year          5-Year        Inception
   Return       Return          Return         to Date
--------------------------------------------------------------------------------
   3.58%         3.33%          4.53%           6.35%


(1) These figures represent past performance. Past performance is no guarantee of future results.The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

  COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HGK EQUITY
             VALUE FUND VERSUS THE WILSHIRE TARGET LARGE VALUE INDEX

[Graphic Omitted]

         HGK Fixed Income Fund        Wilshire
6/30/99          10,000                10,000
10/31/99          9,334                 8,904
10/31/00          9,687                 9,395

                                 Total Return(1)

-------------------------------------
          Annualized
 One-Year  Inception
  Return    to Date
-------------------------------------
   3.79%    -2.10%       Without Load
-------------------------------------
  -1.88%    -5.98%       With Load

(1) These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 2000

                                      Face      Market
                                     Amount      Value
HGK FIXED INCOME FUND                 (000)      (000)
--------------------------------------------------------------------------------
[Pie-chart Graphic Omitted]
Plot points as follows:
Corporate Obligations                   37%
U.S. Gov't. Agency Obligations          24
U.S. Treasury Obligations               21
U.S. Gov't. Mortgage Backed Securities  10
Asset-Backed Securities                  8


U.S. TREASURY OBLIGATIONS (20.2%)
   U.S. Treasury Bond
        5.250%, 02/15/29             $1,000     $   911
   U.S. Treasury Notes
        6.875%, 05/15/06                150         157
        6.500%, 02/15/10                525         550
        5.875%, 11/30/01                275         274
        5.750%, 08/15/10                100         100
                                                -------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $1,937)                                  1,992
                                                -------
U.S. GOVERNMENT AGENCY OBLIGATIONS (23.8%)
   FHLMC
        7.375%, 05/15/03                350         358
        6.750%, 10/25/02                725         723
        6.300%, 06/01/04                175         172
   FNMA
        6.400%, 05/14/09                250         239
   FNMA, MTN
        6.400%, 11/04/02                350         348
   TVA, Ser G
        5.375%, 11/13/08                550         503
                                                -------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $2,307)                                  2,343
                                                -------
 U.S. GOVERNMENT MORTGAGE-
   BACKED OBLIGATIONS (10.1%)
   FHLMC
        7.500%, 12/01/29                240         240
   GNMA
        7.000%, 09/20/29                265         260
        6.500%, 10/20/30                500         498
                                                -------
TOTAL U.S. GOVERNMENT MORTGAGE-
   BACKED OBLIGATIONS
   (Cost $997)                                      998
                                                -------
CORPORATE OBLIGATIONS (36.2%)
ELECTRICAL SERVICES (5.9%)
   Emerson Electric
        7.125%, 08/15/10                350         350
   Empresa Nacional Electric
        7.750%, 07/15/08                250         233
                                                -------
                                                    583
                                                -------
FINANCIAL SERVICES (13.2%)
   Ford Motor Credit
        7.875%, 06/15/10                500         504
   General Motors Acceptance
        7.500%, 07/15/05                150         151
   Lehman Brothers Holdings
        8.250%, 06/15/07                350         357
   Sears Roebuck Acceptance
        6.250%, 05/01/09                175         153
   Tiers-PXRE
        8.850%, 02/15/27                150         138
                                                -------
                                                  1,303
                                                -------
INSURANCE (7.0%)
   American General Capital II
        8.500%, 07/01/30                250         249
   Conseco
        8.750%, 02/09/04                280         181
   Trenwick Capital Trust I
        8.820%, 02/01/37                325         261
                                                -------
                                                    691
                                                -------
RETAIL (3.8%)
   Service International
        6.000%, 12/15/05                680         374
                                                -------
TELEPHONES & TELECOMMUNICATIONS (6.3%)
   AT&T
        6.500%, 03/15/29                600         471
   Deutsche Telekom
        8.250%, 06/15/30                150         154
                                                -------
                                                    625
                                                -------
TOTAL CORPORATE OBLIGATIONS
   (Cost $3,686)                                  3,576
                                                -------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 2000

                                      Face      Market
HGK FIXED INCOME FUND                Amount      Value
(concluded)                           (000)      (000)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (8.1%)
   IMC Home Equity, Ser 1998-A5 (A)
        6.360%, 08/20/22               $225     $   222
   Merrill Lynch Mortgage Investors,
     Ser 1999-C1, Cl A-2 (A)
        7.560%, 09/15/09                275         283
   Nomura Asset Securities,
     Ser 1998, Cl D6
        6.590%, 03/17/28                300         292
                                                -------
TOTAL ASSET-BACKED SECURITIES
   (Cost $787)                                      797
                                                -------
TOTAL INVESTMENTS (98.4%)
   (Cost $9,714)                                  9,706
                                                -------
OTHER ASSETS AND LIABILITIES, NET (1.6%)            154
                                                -------

                                                 Value
                                                 (000)
--------------------------------------------------------------------------------
NET ASSETS:
    Portfolio Shares (unlimited
     authorization -- no par value)
     based on 1,028,117 outstanding
     shares of beneficial interest              $11,044
   Accumulated net realized loss
     on investments                              (1,176)
   Net unrealized depreciation
     on investments                                  (8)
                                                -------
TOTAL NET ASSETS (100.0%)                       $ 9,860
                                                =======
   Net Asset Value, Offering and
     Redemption Price Per Share                   $9.59
                                                =======

(A) VARIABLE RATE SECURITY -- THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF OCTOBER 31, 2000.
CL -- CLASS
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
SER -- SERIES
TVA -- TENNESSEE VALLEY AUTHORITY


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 2000

                                                  Market
                                                  Value
HGK EQUITY VALUE FUND                Shares       (000)
--------------------------------------------------------------------------------
% of Portfolio
[Pie-chart graphic omitted]
plot points as follows:

Common Stocks             97%
Repurchase Agreement       3%

COMMON STOCKS (97.0%)
AUTOMOTIVE (3.4%)
   Dana                               3,764     $    84
   General Motors                     1,800         112
                                                -------
                                                    196
                                                -------
BANKS (12.6%)
   Bank of America                    3,700         178
   Chase Manhattan                    3,400         155
   Golden West Financial              3,000         168
   National City                        800          17
   PNC Financial Services Group       3,200         214
                                                -------
                                                    732
                                                -------
BUILDING CONSTRUCTION (1.6%)
   Martin Marietta Materials          2,500          96
                                                -------
CHEMICALS (2.3%)
   E.I. du Pont de Nemours            3,000         136
                                                -------
COMPUTERS & SERVICES (6.9%)
   Compaq Computer                    4,500         137
   First Data                         2,000         100
   Hewlett-Packard                    1,000          46
   IBM                                1,200         118
                                                -------
                                                    401
                                                -------
CONTAINERS & PACKAGING (1.6%)
   Newell Rubbermaid                  4,800          92
                                                -------
DIVERSIFIED OPERATIONS (2.4%)
   Honeywell International            2,600         140
                                                -------
DRUGS (6.2%)
   Abbott Laboratories                3,900         206
   Bristol-Myers Squibb               2,500         152
                                                -------
                                                    358
                                                -------

                                                 Market
                                                 Value
                                      Shares     (000)
--------------------------------------------------------------------------------
ELECTRICAL SERVICES (5.0%)
   Emerson Electric                   1,900         140
   TXU                                4,000         148
                                                -------
                                                    288
                                                -------
FOOD, BEVERAGE & TOBACCO (4.6%)
   H.J. Heinz                         3,600         151
   Supervalu                          7,700         118
                                                -------
                                                    269
                                                -------
GAS/NATURAL GAS (2.1%)
   KeySpan                            3,400         120
                                                -------
INSURANCE (4.9%)
   Lincoln National                   1,800          87
   Torchmark                          5,900         197
                                                -------
                                                    284
                                                -------
LEISURE PRODUCTS (1.0%)
   Brunswick                          3,000          58
                                                -------
MACHINERY (4.5%)
   Ingersoll-Rand                     3,200         121
   Parker Hannifin                    3,300         137
                                                -------
                                                    258
                                                -------
MEDICAL PRODUCTS & SERVICES (5.3%)
   Merck                              1,700         153
   Tenet Healthcare*                  4,000         157
                                                -------
                                                    310
                                                -------
METALS (1.8%)
   Alcoa                              3,600         103
                                                -------
PAPER & PAPER PRODUCTS (4.9%)
   Kimberly-Clark                     2,400         158
   Mead                               4,300         124
                                                -------
                                                    282
                                                -------
PETROLEUM REFINING (10.5%)
   Baker Hughes                       2,900         100
   Chevron                            1,400         115
   Texaco                             2,400         142
   USX-Marathon Group                 5,000         136
   Williams                           2,800         117
                                                -------
                                                    610
                                                -------
RAILROADS (0.7%)
   Burlington Northern Santa Fe       1,500          40
                                                -------
RETAIL (2.7%)
   McDonald's                         5,000         155
                                                -------



    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 2000

                                     Shares/     Market
HGK EQUITY VALUE FUND              Face Amount    Value
(CONCLUDED)                           (000)       (000)
--------------------------------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS (2.3%)
   Intel                              3,000     $   135
                                                -------
TELEPHONES & TELECOMMUNICATIONS (7.6%)
   Motorola                           4,800         120
   Nortel Networks                    1,500          68
   Tellabs*                           3,000         150
   Verizon Communications             1,800         104
                                                -------
                                                    442
                                                -------
TRANSPORTATION SERVICES (2.1%)
   Sabre Holdings*                    3,589         120
                                                -------
TOTAL COMMON STOCKS
   (Cost $5,765)                                  5,625
                                                -------
REPURCHASE AGREEMENT (3.5%)
   Morgan Stanley Dean Witter 6.250%, dated
     10/31/00, matures 11/01/00, repurchase
     price $203,346 (collateralized by U.S.
     Treasury Note, 02/15/01, market
     value $208,405)                   $203         203
                                                -------
TOTAL REPURCHASE AGREEMENT
   (Cost $203)                                      203
                                                -------
TOTAL INVESTMENTS (100.5%)
   (Cost $5,968)                                  5,828
                                                -------
OTHER ASSETS AND LIABILITIES, NET (-0.5%)           (31)
                                                -------

                                                 Value
                                                 (000)
--------------------------------------------------------------------------------
NET ASSETS:
    Portfolio Shares (unlimited
     authorization -- no par value)
     based on 613,263 outstanding                 5,808
   Distributions in excess of
      net investment income                          (1)
   Accumulated net realized gain
     on investments                                 130
   Net unrealized depreciation
     on investments                                (140)
                                                -------
TOTAL NET ASSETS (100.0%)                       $ 5,797
                                                =======
   Net Asset Value and
     Redemption Price Per Share                  $ 9.45
                                                =======
   Maximum Offering Price
     Per Share ($9.45 / 94.5%)                   $10.00
                                                =======
* NON-INCOME PRODUCING SECURITY



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS (000)                   THE ADVISORS' INNER CIRCLE FUND
For the Year Ended October 31, 2000

                                                                         HGK               HGK
                                                                    FIXED INCOME      EQUITY VALUE
                                                                        FUND              FUND
----------------------------------------------------------------------------------------------------
Investment Income:
   Dividend Income..................................................    $   --            $126
   Interest Income .................................................     1,036               8
----------------------------------------------------------------------------------------------------
     Total Investment Income........................................     1,036             134
----------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ........................................        70              55
   Investment Advisory Fee Waiver ..................................       (70)            (55)
   Reimbursements by Adviser........................................       (26)           (119)
   Administrative Fees .............................................        75              75
   Professional Fees ...............................................        28              66
   Transfer Agent Fees .............................................        23              30
   Printing Fees ...................................................        18              10
   Trustee Fees ....................................................         6               5
   Registration and Filing Fees ....................................         6               1
   Insurance and Other Fees ........................................         4               1
   Amortization of Organizational Fees .............................        --               5
   Custodian Fees ..................................................         5               4
   Distribution Fees................................................        --              15
----------------------------------------------------------------------------------------------------
   Total Expenses, Net .............................................       139              93
----------------------------------------------------------------------------------------------------
       Net Investment Income  ......................................       897              41
----------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss) from Securities Sold ...................      (629)            134
   Net Change in Unrealized Appreciation on Investment Securities ..       170               7
----------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain (Loss) on Investments ........      (459)            141
----------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting From Operations ............    $  438            $182
====================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (000)        THE ADVISORS' INNER CIRCLE FUND
For the Periods Ended October 31,

                                                                         HGK                          HGK
                                                                    FIXED INCOME                 EQUITY VALUE
                                                                        FUND                         FUND
                                                              -------------------------    -------------------------
                                                               11/01/99      11/01/98        11/01/99    06/09/99(1)
                                                              TO 10/31/00   TO 10/31/99     TO 10/31/00  TO 10/31/99
---------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income .............................        $   897       $   887        $    41       $   10
   Net Realized Gain (Loss) from Securities Sold .....           (629)         (545)           134          113
   Net Change in Unrealized Appreciation (Depreciation)
     on Investment Securities ........................            170          (290)             7         (147)
---------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations..................................            438            52            182          (24)
---------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income .............................           (896)         (888)           (41)         (15)
   Realized Capital Gains ............................             --          (208)          (113)          --
---------------------------------------------------------------------------------------------------------------------------
   Total Distributions................................           (896)       (1,096)          (154)         (15)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued .......................            511         4,936            834        6,633
   Reinvestment of Cash Distributions ................            870         1,153            153           15
   Cost of Shares Redeemed ...........................         (7,305)       (3,748)        (1,638)        (189)
---------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets from Capital Share
     Transactions ....................................         (5,924)        2,341           (651)       6,459
   Total Increase (Decrease) in Net Assets ...........         (6,382)        1,297           (623)       6,420
---------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period ...............................         16,242        14,945          6,420           --
---------------------------------------------------------------------------------------------------------------------------
   End of Period .....................................        $ 9,860       $16,242        $ 5,797       $6,420
===========================================================================================================================
Shares Issued and Redeemed:
   Shares Issued .....................................             53           484             91          707
   Shares Issued in Lieu of Cash Distributions .......             90           113             17            2
   Shares Redeemed ...................................           (759)         (375)          (184)         (20)
---------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares..................           (616)          222            (76)         689
===========================================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.

(1)  The HGK Equity Value Fund commenced operations on June 9, 1999.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                             THE ADVISORS' INNER CIRCLE FUND

For a Share Outstanding Throughout Each Period

For the Periods Ended October 31,

                                                                                                               Ratio
        Net               Realized and                                Net                Net                   of Net
       Asset               Unrealized  Distributions  Distributions  Asset             Assets,     Ratio     Investment
      Value,       Net        Gains      from Net         From       Value,              End    of Expenses   Income
     Beginning  Investment  (Losses)   on Investment    Capital       End     Total   of Period  to Average  to Average
     of Period    Income    Securities    Income         Gains     of Period  Return    (000)    Net Assets  Net Assets
     ---------  ----------  ----------  -----------   -----------  ---------  ------  ---------  ----------  ----------
-----------------
HGK FIXED INCOME
-----------------
2000  $ 9.88      $0.63      $(0.29)      $(0.63)       $   --      $ 9.59     3.58%   $ 9,860      1.00%       6.48%
1999   10.51       0.54       (0.49)       (0.54)        (0.14)       9.88     0.48     16,242      1.00        5.33
1998   10.53       0.60        0.02        (0.60)        (0.04)      10.51     6.00     14,945      1.00        5.62
1997   10.29       0.60        0.24        (0.60)           --       10.53     8.47     13,371      1.00        5.85
1996   10.88       0.61       (0.17)       (0.61)        (0.42)      10.29     4.29     12,515      1.00        5.92

------------------
HGK EQUITY VALUE
------------------
2000    $ 9.32     $0.07      $ 0.28      $(0.06)       $(0.16)     $ 9.45     3.79%+  $ 5,797      1.50%       0.67%
1999(1)  10.00      0.02       (0.68)      (0.02)           --        9.32    (6.46)+    6,420      1.50        0.52

                          Ratio
          Ratio           of Net
       of Expenses       Investment
        to Average    Income (Loss) to
        Net Assets       Average Net
        (Excluding    Assets (Excluding  Portfolio
        Waivers and      Waivers and      Turnover
      Reimbursements)  Reimbursements)      Rate
      ---------------  ---------------   ----------
-----------------
HGK FIXED INCOME
-----------------
2000       1.69%             5.79%         210.04%
1999       1.71              4.62          322.36
1998       1.70              4.92          173.93
1997       1.64              5.21          256.52
1996       1.51              5.41          264.02

------------------
HGK EQUITY VALUE
------------------
2000       4.27%            (2.10)%         29.98%
1999(1)    5.53             (3.51)           5.01


(1) The HGK Equity Value Fund commenced operations on June 9, 1999. All ratios for the period have been annualized.
  + Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                    THE ADVISORS' INNER CIRCLE FUND

October 31, 2000

1.  ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and a Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with ten portfolios. The financial statements herein are those of the HGK Fixed Income Fund and HGK Equity Value Fund (the "Funds"). The financial statements of the remaining Funds are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2.  SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds.

     SECURITY VALUATION -- Investment securities of the Funds which are listed on a securities exchange for which market quotations are available are valued at the last quoted sales price for such securities on each business day, or, if there is no such reported sales price on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income. Securities for which quotations are not readily available are valued at fair value using methods determined in good faith by the Board of Trustees of which there were none as of October 31, 2000.

     FEDERAL INCOME TAXES -- It is each Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

     NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements and provisions adopted by the Adviser ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

     EXPENSES -- Expenses that are directly related to one of the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily for the HGK Fixed Income Fund and monthly for the HGK Equity Value Fund and paid to Shareholders monthly for each of the Funds. Any net realized capital gains are distributed to Shareholders at least annually.

NOTES TO FINANCIAL STATEMENTS (continued)        THE ADVISORS' INNER CIRCLE FUND

October 31, 2000

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:

In April 1998, the AICPA issued Statement of Position "SOP" No. 98-5, "Reporting on the Costs of Start-Up Activities." This SOP provides guidance on the financial reporting of start-up costs and organization costs and requires costs of start-up activities and organization costs to be expensed as incurred. Investment companies that began operations prior to June 30, 1998 can adopt the SOP prospectively. Therefore, previously capitalized costs will continue to be amortized over a period of sixty months. Any future start-up organization costs will be expensed as incurred.

In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

The Funds have entered into an agreement with the Distributor to act as an agent in placing repurchase agreements for the Funds. For its services, the Distributor received $200 for the year ended October 31, 2000.

4.  ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or 0.18% of the first $250 million, 0.14% of the next $250 million, and 0.10% of any amount above $500 million of the Fund's average daily net assets.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991 as amended and restated on August 8, 1994. The Distributor receives no fees for its distribution services related to the HGK Fixed Income Fund under this agreement.

HGK Equity Value Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, overtime these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Plan provides for payment of fees to the Distributor at an annual rate of 0.25% of the average daily net assets.

5.  INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Funds and HGK Asset Management, Inc. (the "Adviser") are parties to an Investment Advisory Agreement dated August 15, 1994 under which the Adviser receives an annual fee equal to 0.50% and 0.90% of the average daily net assets of the HGK Fixed Income and HGK Equity Value Funds, respectively. The Adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses for the HGK Fixed Income Fund to an annual rate of not more than 1.00% of the average daily net assets and has contractually agreed to waive fees and reimburse expenses in

NOTES TO FINANCIAL STATEMENTS (concluded)        THE ADVISORS' INNER CIRCLE FUND

October 31, 2000

order to keep total operating expense from exceeding 1.50% for the HGK Equity Value Fund. Fee waivers and expense reimbursements are voluntary for the HGK Fixed Income Fund and may be terminated at any time.

First Union National Bank acts as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Fund.

6.  INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2000 are as follows:

                           HGK FIXED        HGK EQUITY
                          INCOME FUND       VALUE FUND
                             (000)             (000)
                          -----------       ----------
Purchases
     Government ..........   $10,153           $ --
     Other ...............    13,156          1,795
Sales
     Government ..........    13,631             --
     Other ...............    15,057          2,615

The Funds also have capital loss carryforwards at October 31, 2000 as follows:

                      Capital Loss
                        Carryover     Expires    Expires
                        10/31/00       2007       2008
Fund                      (000)        (000)      (000)
--------              -------------   -------    -------
HGK Fixed Income Fund    $1,164        $543       $621

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.

At October 31, 2000, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at October 31, 2000, are as follows:

                            HGK FIXED       HGK EQUITY
                           INCOME FUND      VALUE FUND
                               (000)           (000)
                           -----------      ----------
Aggregate gross
     unrealized
     appreciation .........   $  131          $ 564
Aggregate gross
     unrealized
     depreciation .........     (139)          (704)
                              ------          -----
Net unrealized
     depreciation .........   $   (8)         $(140)
                              ======          =====

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of HGK Fixed Income and HGK Equity
Value Funds of The Advisors' Inner Circle Fund:

We have audited the accompanying statements of net assets of HGK Fixed Income and HGK Equity Value Funds (the "Funds"), two of the funds constituting The Advisors' Inner Circle Fund, as of October 31, 2000, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the HGK Fixed Income Fund and the HGK Equity Value Fund of The Advisors' Inner Circle Fund as of October 31, 2000, and the results of their operations, the changes in their net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
December 15, 2000

                             NOTICE TO SHAREHOLDERS
                                       OF
                         THE ADVISORS' INNER CIRCLE FUND
                                   (UNAUDITED)

For the shareholders that do not have an October 31, 2000 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2000 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2000, each portfolio is designating the following items with regard to distributions paid during the year.

                              LONG TERM
                             (20% RATE)        ORDINARY
                            CAPITAL GAIN        INCOME      TAX-EXEMPT        TOTAL        QUALIFYING
             FUND           DISTRIBUTION     DISTRIBUTIONS   INTEREST     DISTRIBUTIONS   DIVIDENDS (1)
          ----------        ------------     -------------  ----------    -------------   -------------
HGK Fixed Income Fund .. .       0.00%          100.00%        0.00%         100.00%           0.00%
HGK Equity Value Fund ...       73.37%           26.63%        0.00%         100.00%          79.46%

----------------------------

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS".

                                      NOTES

     TRUST:
     The Advisors' Inner Circle Fund

     HGK FUNDS:
     HGK Fixed Income Fund
     HGK Equity Value Fund

     ADVISER:
     HGK Asset Management, Inc.

     DISTRIBUTOR:
     SEI Investments Distribution Co.

     ADMINISTRATOR:
     SEI Investments Mutual Funds Services

     LEGAL COUNSEL:
     Morgan, Lewis & Bockius LLP

     INDEPENDENT PUBLIC ACCOUNTANTS:
     Arthur Andersen LLP

     For information call: 1-877-DIAL-HGK

     HGK-F-004-07